SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A


                 CURRENT REPORT - Amendment No. 2

               (Filed to correct formatting errors)

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                        December 11, 1995
                        _________________
                          Date of Report
                (Date of earliest event reported)



                     FOODBRANDS AMERICA, INC.
      ______________________________________________________
      (Exact name of registrant as specified in its charter)


    Delaware                    001-11621           13-2535513
______________________________________________________________
(State or other juris-        (Commission        (IRS Employer
 diction of incorporation)     File Number)   Identification No.)



              1601 Northwest Expressway, Suite 1700
                Oklahoma City, Oklahoma  73118-0434

          _______________________________________________
             (Address of principal executive offices)


                          (405) 879-4100
                  _____________________________
                  Registrant's telephone number,
                       including area code

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          On December 26, 1995, the Registrant filed a Current Report on Form 8-K disclosing the acquisition of KPR Holdings, L.P., a Delaware limited partnership, on December 11, 1995, and the acquisition of TNT Crust, Inc., a Wisconsin corporation, on December 18, 1995. Filed herewith are the appropriate historical and pro-forma financial statements regarding the acquisitions.

          (a)  Financial statements of businesses acquired:

               The balance sheets of KPR Holdings, L.P. as of December 10, 1995 and December 31, 1994 and the related statements of earnings and cash flows for the period January 1, 1995 through December 10, 1995 and the years ended December 31, 1994 and January 1, 1994, together with the Independent Auditors' Report of Deloitte & Touche LLP thereon, are attached hereto as
Exhibit 1 and are incorporated herein by reference.

               The balance sheets of TNT Crust, Inc. as of November 30, 1995 and August 31, 1995 and the related statements of operations and cash flows for the three months ended November 30, 1995 and 1994 are attached hereto as Exhibit 2 and are incorporated herein by reference.

               The balance sheets of TNT Crust, Inc. as of August 31, 1995 and 1994 and the related statements of operations, changes in shareholders' equity and cash flows for years then ended, together with the Report of Independent Public Accountants of Arthur Andersen LLP for the year ended August 31, 1995 are attached hereto as Exhibit 3 and are incorporated herein by reference.

               The balance sheets of TNT Crust, Inc., as of August 31, 1994 and 1993, and the related statements of operations, changes in shareholders' equity and cash flows for years then ended, together with the Report of Independent Accountants of Coopers & Lybrand L.L.P. thereon, are attached hereto as Exhibit 4 and are incorporated herein by reference.

          (b)  Pro Forma Financial Information.

               The unaudited pro forma condensed consolidated statement of operations includes the historical consolidated statement of operations of the Company for the fiscal year ended December 30, 1995, and the historical statements of operations of KPR Holdings, L.P. ("KPR") for the fiscal year ended December 30, 1995, (which includes the audited period January 1, 1995, through December 10, 1995) and TNT Crust, Inc. ("TNT") for the twelve months ended December 30, 1995, and the related pro forma adjustments.

          The pro forma results of operations are not necessarily indicative of results of operations that would have resulted had the acquisitions occurred on January 1, 1995, nor are they necessarily indicative of future results of operations. As a result of the pro forma assumption that the purchase took place at the beginning of the year, the pro forma interest expense and amortization of intangibles will not agree with that presented in the historical financial statement.

                           FOODBRANDS AMERICA, INC.
           PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FISCAL YEAR ENDED DECEMBER 30, 1995
                    (In thousands, except per share data)

                                          Historical              Pro Forma Adjustments
                               ______________________________     _____________________     Pro Forma
                                Company      KPR        TNT       Increase    Decrease      Operations
                               ________    _______    _______     ________    ________      __________
Net sales                      $634,700    $98,937    $25,041                  $7,670 (a)    $751,008
Cost of sales                   499,985     80,871     13,856                   6,056 (a)     588,656
                               ________    _______    _______                                ________
Gross profit                    134,715     18,066     11,185                                 162,352

Operating expenses:
  Selling, general &
    administrative               95,117      5,548      4,583                     466 (a)     104,782

  Amortization of intangible
    assets                        4,495         46      1,652     $1,136 (b)      177 (a)       7,152
                                _______    _______    _______                                ________
     Total                       99,612      5,594      6,235                                 111,934
                                _______    _______    _______                                ________
Operating income                 35,103     12,472      4,950                                  50,418

Other income (expense):
  Interest and financing costs  (17,268)    (1,513)    (2,254)     9,525 (c)                  (30,560)

  Other, net                     (1,193)       (29)        11                                  (1,211)
                                _______    _______    _______                                ________
     Total                      (18,461)    (1,542)    (2,243)                                (31,771)
                                _______    _______    _______                                ________
Income from continuing
 operations before income taxes  16,642     10,930      2,707                                  18,647
Provision for income taxes        7,041       -         1,069      8,262 (e)    8,110 (d)       8,262
                                _______    _______    _______                                ________
Income from continuing
 operations                     $ 9,601    $10,930    $ 1,638                                 $10,385
                                =======    =======    =======                                 =======
Earnings per share:  Income
  from continuing operations      $0.77                                                         $0.83 (f)
                                  =====                                                         =====

See accompanying notes to the Pro Forma Condensed Consolidated Statements of Operations.

                     FOODBRANDS AMERICA, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

               Fiscal Year Ended December 30, 1995
             (In thousands, except per share amounts)


Note 1  Pro Forma Adjustments

   (a) To reduce the historical Company financial statements by the results of KPR and TNT included in the Company's financial statements since acquisition.

   (b) To record the net change in amortization expense related to the KPR and TNT acquisitions based on the amortization of goodwill over a period of 40 years, and elimination of the historical amortization of KPR and TNT.

   (c) To record additional interest attributable to the increase in bank debt to finance the KPR and TNT acquisitions, record amortization of debt issue costs over the term of the new bank debt and eliminate amortization of debt issue costs attributable to debt which was extinguished.

   (d)    To eliminate historical income tax expense.

   (e)    To record income tax expense at the statutory rate
          (federal and state). The pro forma tax provision and effective tax rate is not necessarily indicative of the actual amounts and rates.

   (f) The weighted average number of common and common equivalent shares used in the pro forma earnings per share computation was 12,453,000.


Note 2   Historical Financial Information

   The historical condensed statement of operations presented in this proforma statement for KPR does not reflect special bonuses declared and paid upon sale to the Company in the amount of $12.3 million which are reflected in the historical financial statements of KPR for the period ended December 10, 1995.


Note 3   Balance Sheet

     No pro forma balance sheet has been presented since the historical balance sheet of the Company at December 30, 1995, included in its 1995 Form 10-K, includes all assets and liabilities of the acquisitions.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FOODBRANDS AMERICA, INC.
                              __________________________________
                              (Registrant)


                              By:   /s/ William L. Brady
                                  ______________________________
                                  William L. Brady
                                  Vice President and Controller


DATE:  February 26, 1996

                          EXHIBIT INDEX


EXHIBIT
 NUMBER                       DESCRIPTION

   1 Financial Statements of KPR Holdings, L.P. as of December 10, 1995 and December 31, 1994 and January 1, 1994 (with Independent
               Auditors' Report Thereon)


   2           Financial Statements of TNT Crust, Inc. for
               the three months ended November 30, 1995 and
               1994

   3           Financial Statements of TNT Crust, Inc. as of
               August 31, 1995 and 1994 (with Independent
               Public Accountants' Report Thereon)

   4           Financial Statements of TNT Crust, Inc. as of
               August 31, 1994 and 1993 (with Independent
               Accountants' Report Thereon)